   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 18, 1996.

                                                        Registration No. 2-66025

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -------------------

                                 POST-EFFECTIVE
                               AMENDMENT NO. 4 TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                             -------------------

                          REPUBLIC GROUP INCORPORATED
                       (FORMERLY REPUBLIC GYPSUM COMPANY)
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                                          75-1155922
-------------------------------                    ---------------------------
(State or Other Jurisdiction of                           (I.R.S. Employer
Incorporation or Organization)                           Identification No.)


    P.O. Box 1307, Hutchison, Kansas                          67504-1307
----------------------------------------                   -----------------
(Address of Principal Executive Offices)                      (Zip Code)


                 REPUBLIC GYPSUM COMPANY 1979 STOCK OPTION PLAN
                 ----------------------------------------------
                            (Full Title of the Plan)

                                 JANEY L. RIFE
                                 P.O. BOX 1307
                          HUTCHISON, KANSAS 67504-1307
                    ---------------------------------------
                    (Name and Address of Agent for Service)

                               (316) 727-2711
          ------------------------------------------------------------
          Telephone number, including area code of agents for service


         The Registrant hereby amends this Registration Statement on Form S-8 (Registration No. 2-66025) ("Registration Statement") to report the sale of all of the 840,000 shares of Republic Group Incorporated Common Stock, $1.00 par value ("Common Stock"), covered by the Registration Statement. No remaining Common Stock is left unsold under the Registration Statement, and the 1979 Stock Option Plan is no longer in effect.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving, and the State of Texas, on the 24 day of October, 1996.
                                          --


                                      REPUBLIC GROUP INCORPORATED


                                      By:     /s/ PHIL SIMPSON
                                              -------------------------------
                                              Phil Simpson,
                                              Chairman of the Board
                                              President and Chief Executive
                                              Officer


         Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                                  Title                                              Date
---------                                  -----                                              ----
/s/ PHIL SIMPSON                           Chairman of the Board, President, Chief            October 24, 1996
----------------------------------         Executive Officer and Director (principal
Phil Simpson                               officer)

/s/ STEPHEN L. GAGNON                      Executive Vice President and Director              October 24, 1996
----------------------------------
Stephen L. Gagnon


/s/ DOYLE R. RAMSEY                        Vice President and Chief Financial                 October 24, 1996
----------------------------------         Officer (principal financial officer)
Doyle R. Ramsey


/s/ JOHN W. McCRACKEN                      Controller (principal accounting                   October 24, 1996
----------------------------------         officer)
John W. McCracken


/s/ BERT A. NELSON                         Director                                           October 24, 1996
----------------------------------
Bert A. Nelson


/s/ TALBOT RAIN                            Director                                           October 24, 1996
----------------------------------
Talbot Rain


/s/ GERALD L. RAY                          Director                                           October 24, 1996
----------------------------------
Gerald L. Ray


/s/ ROBERT F. SEXTON                       Director                                           October 24, 1996
----------------------------------
Robert F. Sexton


/s/ DAVID P. SIMPSON                       Director                                           October 24, 1996
----------------------------------
David P. Simpson

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
/s/ L. L. WALLACE                          Director                                           October 24, 1996
----------------------------------
L. L. Wallace


/s/ DAVID B. YARBROUGH                     Director                                           October 24, 1996
----------------------------------
David B. Yarbrough